Exhibit 10.5

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS OF THE TYPE THAT THE REGISTRANT TREATS AND PRIVATE OR CONFIDENTIAL.

AMENDMENT NO. 2 TO THE LICENSE AGREEMENT

This Amendment No. 2 (the “Second Amendment”) effective as of October 15, 2025 (the “Second Amendment Effective Date”) to the License Agreement dated October 30, 2024 as amended by Amendment No. 1 effective as of May 27, 2025 (the “Agreement”) is made by and between Jade Biosciences, Inc. (“Jade”) and Paragon Therapeutics, Inc. (“Paragon”). Jade and Paragon are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, Jade and Paragon entered into the Agreement;

WHEREAS, Jade has designated a lead compound and a backup compound for purposes of Section 2.5(b) and Exhibit C of the Agreement; and

WHEREAS, [***] pursuant to Section 2.5(b) and Exhibit C of the Agreement [***] and as of the Second Amendment Effective Date [***]; and

WHEREAS, Jade and Paragon desire to amend the Agreement to clarify the status of Lead Compound Variants (as defined below) and in particular Jade’s rights and Paragon’s retained rights thereto under Section 2.5 of the Agreement;

NOW THEREFORE, in consideration of the above provisions and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Jade and Paragon agree as follows:

1.
The Agreement is hereby amended as follows:
(i)
The following definition is hereby added immediately after Section 1.112 of the Agreement:

“1.113 “Lead Compound Variant” means [***] and that were [***] the Parties mutually recognize [***] under the Option Agreement.

(ii)
The following sentence is hereby added to the end of Section 1.54 of the Agreement:

“For clarity, Licensed Antibodies include all Lead Compound Variants.”

(iii)
Section 1.30 of the Agreement is hereby deleted and replaced in its entirety with the following:

“1.30 “Designated Multispecific Antibody” means, individually or collectively, the Licensed Antibodies and Derived Antibodies set forth on Exhibit C. [***].”

(iv)
Section 2.5(b) of the Agreement is hereby deleted and replaced in its entirety with the following:

“(b) From and after (i) the Second Amendment Effective Date, with respect to the Lead Compound Variants, and (ii) the Amendment Effective Date, with respect to all other Designated Multispecific Antibodies, Paragon’s rights under Section

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2.5(a) shall expressly exclude the right to Develop, Manufacture, Commercialize or otherwise exploit (x) Multispecific Antibodies that have identical sequence identity within their variable regions as a Designated Multispecific Antibody, or (y) Multispecific Products that comprise or contain any Multispecific Antibody referenced in clause (x). For the avoidance of doubt, if Paragon engages in Development or Manufacture of a Multispecific Antibody that meets the criteria of clause (x) or (y) above with respect to the Lead Compound Variants before [***], then Paragon shall not be in breach of this Agreement, provided that, Paragon ceases all such Development or Manufacture within [***] days following [***].”

(v)
Exhibit C of the Agreement is hereby deleted and replaced in its entirety with Exhibit C attached hereto.
2.
This Second Amendment and the Agreement contain the entire understanding between the Parties and supersede any and all prior agreements, understandings and arrangements whether written or oral between the Parties with respect to the matters contained in the Agreement and this Second Amendment. No amendments, changes, modifications or alterations of the terms and conditions of this Second Amendment shall be binding upon any Party, unless provided in writing and signed by an authorized representative of each Party.
3.
All terms and conditions of the Agreement not changed by this Second Amendment shall remain in full force and effect. Capitalized terms used but not defined in this Second Amendment will have the meanings ascribed to them in the Agreement.
4.
Signatures on this Second Amendment may be communicated by e-mail transmission and shall be binding upon the Parties upon receipt by transmitting the same by e-mail, which signatures shall be deemed originals. If executed in counterparts, the Second Amendment shall be effective as if simultaneously executed.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto, intending legally to be bound hereby, have each caused this Second Amendment to be executed by their duly authorized representatives and made effective as of the Second Amendment Effective Date.

Paragon Therapeutics, Inc. By: /s/ Keri Lantz Name: Keri Lantz Title: Chief Financial Officer	Jade Biosciences, Inc. By: /s/ Brad Dahms Name: Brad Dahms Title: Chief Financial Officer

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EXHIBIT C

DESIGNATED MULTISPECIFIC ANTIBODIES

[***]

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